Exhibit 32



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Mediscience Technology Corp. (the "Company") on Form 10-QSB/A for the quarter ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Katevatis, Chairman of the Board and Chief Executive Officer of the Company, and I, John Kennedy, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 2, 2004          /s/ Peter Katevatis
                               -------------------
                               Peter Katevatis
                               Chairman of the Board and Chief Executive Officer

Date:  August 2, 2004          /s/ John Kennedy
                               ----------------
                               John Kennedy
                               Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within this electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished in accordance with Securities and Exchange Commission Release Nos. 34-47551 and 34-47986 and shall not be considered "filed" as part of this 10-QB/A.

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.